UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2016

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland		20814
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 5.02 of this Current Report on Form 8-K regarding the Share Award Agreements and Performance Unit Award Agreements that are part of the compensation plan described under Item 5.02 is hereby incorporated by reference under this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2016, the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) approved, as recommended by the Compensation Committee of the Board (the “Compensation Committee”), compensatory arrangements in which the executive officers of the Company will participate for 2016.
For 2016, the Compensation Committee and the Board determined that compensation for each executive will consist of: (i) an annual cash base salary; (ii) an annual cash bonus incentive award under the Company’s 2009 Equity Incentive Plan, as amended and restated (the “Plan”); and (iii) two forms of long-term equity-based compensation - 40% as an award of restricted common shares of beneficial interest of the Company (“Common Shares”) subject to time-based vesting provisions over a three-year period and 60% as an award of performance units pursuant to the Plan, subject to performance-based vesting over a three-year performance period. Pursuant to the performance-based vesting provisions, the performance units will vest after January 1, 2019 only if certain performance objectives are achieved. If earned, the performance units will be settled in the form of Common Shares, pursuant to the Plan.
The following table shows each of the three components of target total compensation as a percentage of target total compensation for 2016 as determined by the Compensation Committee and the Board.

	2016 Target Compensation:
	Components as a Percentage of Target Total Compensation (1)
	Base Salary	Target Cash Incentive Bonus	Target Equity-Based Compensation(2)

Jon E. Bortz	21%	31%	48%

Raymond D. Martz	28%	25%	47%

Thomas C. Fisher	28%	25%	47%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.
(2) Percentages include the February 2016 awards of time-based restricted Common Shares and performance units, which comprise 40% and 60%, respectively, of the target equity-based compensation amount.

Base Salary and Annual Cash Incentive Bonus
The Compensation Committee and the Board approved the following cash compensation arrangements for 2016 for each of the executive officers:

			Target Cash Incentive Bonus as a % of
	Base Salary	Target Cash Incentive Bonus	Base Salary	Target Total Compensation(1)

Jon E. Bortz	$750,000	$1,125,000	150%	31%

Raymond D. Martz	$450,000	$400,000	89%	25%

Thomas C. Fisher	$450,000	$400,000	89%	25%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.

For each executive, the target cash incentive bonus is contingent on the Company meeting the target levels of certain management objectives and goals established by the Board (the “2016 Annual Objectives”), which are set at the beginning of the year and are designed to align the incentives of the Company’s employees and management with the interests of the Company’s shareholders. The actual amount of cash bonus that will be paid in 2017 for performance in 2016 will depend on the Company’s performance against the 2016 Annual Objectives and could be as little as zero or as much as 200% of the target cash incentive bonus.
There are three 2016 Annual Objectives:

•
35% is determined by the percentage growth of the Company’s comparable hotel-level earnings before interest, taxes, depreciation and amortization (“EBITDA”) from December 31, 2015 to December 31, 2016 compared to the average percentage growth in the same measure for a group of six peer companies in the full service hotel sector, including Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotels & Resorts, Inc., LaSalle Hotel Properties, Sunstone Hotel Investors, Inc. and Xenia Hotels & Resorts, Inc. (together, the “Peer Group”), (the “2016 EBITDA Growth Objective”);

•
35% is determined by the percentage growth of the Company’s adjusted funds from operations (“Adjusted FFO”) per Common Share from December 31, 2015 to December 31, 2016 compared to the average percentage growth in the same measure per share for the Peer Group (the “2016 Adjusted FFO Growth Objective”);

•
30% is determined by the degree to which particular business objectives, including asset management initiatives, acquisition/disposition goals and internal controls and compliance, are met (the “2016 Operating Objective”).

The level of performance against each 2016 Annual Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective, as shown in the following table:

2016 Annual Objectives		Minimum % of Target Bonus	Decrease Increment	Target Performance and % of Target Bonus	Increase Increment	Maximum % of Target Bonus
2016 EBITDA Growth	Performance (relative to Target Performance)		For every 100 basis points ("bps") below	EBITDA Growth = Peer-Group Avg.	For every 100 bps above target
	Payout Level (% of Target Bonus)	0%	700 bps less	35%	700 bps more	87.5%

2016 Adjusted FFO Growth	Performance (relative to Target Performance)		For every 100 bps below target	Adjusted FFO Growth = Peer-Group Avg.	For every 100 bps above target
	Payout Level (% of Target Bonus)	0%	700 bps less	35%	700 bps more	87.5%

2016 Operating	Performance (5-point scale - assessed by Board)	1	2	3	4	5
	Payout Level (% of Target Bonus)	0%	15%	30%	45%	60%

Aggregate (as percent of Target Bonus)		0%		100%		200%

Regardless of the Company’s actual performance against one or more of the 2016 Annual Objectives, no executive officer will be entitled to receive more than a maximum of 200% of his target cash incentive bonus for an annual cash bonus incentive award. In addition, each 2016 Annual Objective has a maximum cap on the percentage of the target cash incentive bonus that the executive officers may earn: 87.5%, 87.5% and 60% in the case of the 2016 EBITDA Growth Objective, the 2016 Adjusted FFO Growth Objective and the 2016 Operating Objective, respectively.

Long-Term Equity Incentive Awards
The Compensation Committee and the Board approved long-term equity incentive awards to each executive officer for 2016, consisting of an award of restricted Common Shares subject to time-based vesting and an award of performance units subject to performance-based vesting (which, if vested, will settle in the form of Common Shares). Long-term equity incentive awards are intended to provide grantees with an incentive to promote the long-term success of the Company in line with the interest of the Company’s shareholders.

Award of Time-Based Restricted Common Shares
For 2016, the Board awarded time-based restricted Common Shares, which will vest ratably on January 1, 2017, January 1, 2018 and January 1, 2019, provided that the recipient remains employed by the Company through the applicable vesting date or as otherwise described below, to Messrs. Bortz, Martz and Fisher as follows:

•	Mr. Bortz - 29,992 shares;

•	Mr. Martz - 12,854 shares; and

•	Mr. Fisher - 12,854 shares.

The vesting-related terms of the time-based restricted Common Share awards granted to each of Messrs. Bortz, Martz and Fisher also provide that:

•	upon a change in control of the Company, unvested awards vest;

•	upon termination of the executive’s employment with the Company because of his death or disability, unvested awards vest;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control), unvested awards vest;

•	upon termination of the executive’s employment with the Company without cause, unvested awards vest; and

•	upon termination of the executive’s employment with the Company for cause, unvested awards are forfeited.

Except as described above, any awards that are unvested at the time the executive terminates his employment with the Company are forfeited.

The restricted Common Shares were awarded pursuant to Share Award Agreements substantially in the form filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q on April 26, 2012, which form is incorporated herein by reference.

Award of Performance Units
For 2016, the Board awarded performance units (which, if vested, will settle in the form of Common Shares) to each of the Company’s executive officers. The performance units will vest only if, and to the degree that, long-term performance criteria established by the Board (the “2016 Long-Term Objectives”) are met, provided that the recipient remains employed by the Company through January 1, 2019 or as otherwise described below.

There are three 2016 Long-Term Objectives:

•
70% is determined by the Company’s total shareholder return (Common Share price appreciation/depreciation plus paid dividends) (“TSR”) measured from December 31, 2015 through December 31, 2018 compared to the Peer Group’s average TSR (the “2016 Group TSR Objective”);

•	15% is determined by the Company’s TSR from December 31, 2015 through December 31, 2018 (the “2016 Absolute TSR Objective”); and

•
15% is determined by the reduction of the gap between the Company’s hotel-level EBITDA margin and that reported by LaSalle Hotel Properties from December 31, 2015 through December 31, 2018, measured annually (the “2016 Direct Competitor Objective”).

The level of performance against each 2016 Long-Term Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective, as shown in the following table:

2016 Long-Term Objectives		Minimum % of Target Bonus	Decrease Increment	Target Performance and % of Target Bonus	Increase Increment	Maximum % of Target Bonus
Group TSR	Performance (relative to Target Performance)	> 600 bps below	For every 100 bps below target	TSR = Peer-Group Avg.	For every 100 bps above target	> 600 bps above
	Payout Level (percent of Target Bonus)	0%	1,167 bps less	70%	1,167 bps more	140%

Absolute TSR	Performance (relative to Target Performance)	< 0% TSR	For every 100 bps below target	6% TSR	For every 100 bps above target	> 12% TSR
	Payout Level (percent of Target Bonus)	0%	250 bps less	15%	250 bps more	30%

Direct Competitor	Performance (relative to Target Performance)	> 23 bps increase in gap	For every 10 bps increase in EBITDA margin gap	No change in EBITDA margin gap	For every 10 bps decrease in EBITDA margin gap	> 278 bps decrease in gap
	Payout Level (percent of Target Bonus)	0%	665 bps less	15%	665 bps more	200%

Aggregate (as percent of Target Bonus)		0%		100%		200%

Regardless of the Company’s actual performance against one or more of the 2016 Long-Term Objectives, the maximum amount of performance units that can vest for any of the executive officers is 200% of the executive’s target number of performance units.
The target and maximum number of performance units subject to the 2016 Long-Term Objectives for the Company’s three executive officers are as follows, and in each case the minimum number is zero:

•	Mr. Bortz - 44,987 target (89,974 maximum);

•	Mr. Martz - 19,280 target (38,560 maximum); and

•	Mr. Fisher - 19,280 target (38,560 maximum).

For each executive, the actual amount of performance units that will vest (and be settled in the form of Common Shares) after December 31, 2018 will depend on the Company’s performance against the 2016 Long-Term Objectives as determined by the Compensation Committee and requires that the recipient remains employed by the Company through December 31, 2018 or as otherwise described below. The performance units will, prior to vesting, not be entitled either to receive dividends or to be voted, but dividends will, in effect, accrue on the units and will be paid if, but only if, and to the extent the performance units vest and are settled in the form of Common Shares.
The vesting-related terms of the performance units granted to each of Messrs. Bortz, Martz and Fisher also provide that, prior to December 31, 2018, upon termination of the executive’s employment with the Company: (i) for cause, the unvested units are forfeited; and (ii) under the following scenarios, the number of units that shall vest will be up to the greater of (x) the target number of units and (y) the number of units determined by the performance provisions:

•	upon a change in control of the Company;

•	upon termination of the executive’s employment with the Company because of his death or disability;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control); and

•	upon termination of the executive’s employment with the Company without cause.

Performance units were awarded pursuant to Performance Unit Award Agreements substantially in the form filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on April 22, 2015, which form is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

Date: February 17, 2016	By:	/s/ Raymond D. Martz
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary